UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 4, 2020 (November 30, 2020)

PROG HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39628	85-2484385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

256 W. Data Drive	Draper	Utah	84020-2315
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (385) 351-1369
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	PRG	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01.     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
On December 1, 2020, PROG Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K to disclose that, among other things, on November 30, 2020, the Company completed the previously announced separation of The Aaron's Company, Inc. from PROG Holdings, Inc.
This Current Report on Form 8-K is being filed to provide the unaudited pro forma condensed consolidated financial statements required by Item 9.01(b) by the fourth business day following the completion of the separation.

ITEM 7.01.     REGULATION FD DISCLOSURE
Unaudited Non-GAAP Financial Information
We use certain non-GAAP financial information to provide important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations. We have disclosed this non-GAAP financial information in our past quarterly earning releases so that investors have the same financial data that we use to make comparisons with our historical operating results and analyze our underlying performance. The non-GAAP reconciliation in Exhibit 99.2 presents non-GAAP financial information derived from the unaudited pro forma condensed consolidated financial statements presented in Exhibit 99.1, adjusted to reflect certain non-GAAP adjustments.
The non-GAAP financial measures have been presented for informational purposes only. The non-GAAP financial measures do not purport to project our results of operations or financial condition for any period subsequent to September 30, 2020.
The information in Item 7.01 in this Current Report on Form 8-K and Exhibit 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated statements of earnings of PROG Holdings, Inc. for the nine months ended September 30, 2020 and for the years ended December 31, 2019, 2018 and 2017 and the unaudited pro forma condensed consolidated balance sheet of PROG Holdings, Inc. as of September 30, 2020 are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d)    Exhibits:

Exhibit No.	Description

99.1
Unaudited pro forma condensed consolidated statements of earnings of PROG Holdings, Inc. for the nine months ended September 30, 2020 and for the years ended December 31, 2019, 2018 and 2017 and the unaudited pro forma condensed consolidated balance sheet of PROG Holdings, Inc. as of September 30, 2020.

99.2	Non-GAAP financial information by segment for the nine months ended September 30, 2020 and for the years ended December 31, 2019, 2018 and 2017.
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROG Holdings, Inc.
		By:	/s/ Brian Garner
Date:	December 4, 2020		Brian Garner Chief Financial Officer